                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         INSITUFORM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules
         14a-6(i)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:
         ------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:
         ------------------------------------------------------------
    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:
         ------------------------------------------------------------
    (5)  Total fee paid:
         ------------------------------------------------------------
         Fee paid previously with preliminary materials.
    [ ]
         Check box if any part of the fee is offset as provided by
    [ ]  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
         Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:
         ------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
         ------------------------------------------------------------
    (3)  Filing Party:
         ------------------------------------------------------------
    (4)  Date Filed:
         ------------------------------------------------------------

                         INSITUFORM TECHNOLOGIES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 10, 1998

                            ------------------------

                                                          Chesterfield, Missouri
                                                                     May 4, 1998

TO THE HOLDERS OF COMMON STOCK
  OF INSITUFORM TECHNOLOGIES, INC.:

     The Annual Meeting of the Stockholders of Insituform Technologies, Inc. (the "Company") will be held at the Frontenac Hilton-St. Louis, 1335 South Lindbergh Boulevard, St. Louis, Missouri, on Wednesday, June 10, 1998, at 10:00 A.M., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

          (1) To elect nine directors of the Company, each to serve for the ensuing year and until their respective successors are elected and have qualified;

          (2) To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Company's 1992 Employee Stock Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 1,000,000 to 1,850,000 shares of the Common Stock of the Company;

          (3) To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Company's 1992 Director Stock Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 500,000 to 1,000,000 shares of the Common Stock of the Company; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The close of business on April 27, 1998 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          HOWARD KAILES
                                          Secretary

     You are cordially invited to attend the Meeting in person. If you do not expect to, please mark, sign and date the enclosed form of Proxy and mail in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                PROXY STATEMENT

     This Proxy Statement, which will be mailed on or about May 4, 1998 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of proxies on behalf of the Board of Directors of Insituform Technologies, Inc. for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on June 10, 1998 and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 702 Spirit 40 Park Drive, Chesterfield, Missouri 63005.

     At the close of business on April 27, 1998, the record date stated in the accompanying Notice, the Company had outstanding 26,964,693 shares of class A common stock, $.01 par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of voting stock outstanding other than the Common Stock.

     A majority of the issued and outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Meeting. Directors are elected by a plurality vote. Neither the proposed amendment to the Company's employee stock option plan, nor the proposed amendment to the Company's director stock option plan, will be made effective until it is approved and adopted by the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting.

     Abstentions and broker non-votes (as hereinafter defined) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, in the election of directors, and in the determination of whether to approve and adopt the amendments to the Company's employee stock option plan and its director stock option plan, respectively, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and
(ii) the broker or nominee does not have the discretionary voting power on such matter.

                           I.  ELECTION OF DIRECTORS

     At the Meeting, stockholders will elect nine directors each to serve a term of one year and until a successor has been elected and has qualified. It is the intention of each of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of the nine nominees listed in the following table, unless otherwise instructed in such proxy. Each such nominee is presently serving as a director of the Company. The Company's Board of Directors has no reason to believe that any of the nominees listed in the following table will be unable or will decline to serve. In case any of the nominees is unable or declines to serve, the persons named in the accompanying form of proxy will vote the shares represented by such proxy for another person duly nominated by the Company's Board of Directors in such nominee's stead, or, if no other person is so nominated, to vote such shares only for the remaining nominees.

CERTAIN INFORMATION CONCERNING NOMINEES AND DIRECTORS

     Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company:

          ROBERT W. AFFHOLDER, age 62; Senior Executive Vice President of the Company since August 1996; Senior Vice President -- Chief Operating Officer of North American Contracting Operations of the Company from October 1995 to August 1996; Vice Chairman, Insituform Mid-America, Inc.

     ("IMA"), from 1993 to 1995; President of IMA from 1994 to 1995 and from prior to 1993 to 1993; Director of the Company since 1995.

          PAUL A. BIDDELMAN, age 52; President, Hanseatic Corporation (private investment company) since 1997, and Treasurer from prior to 1993 to 1997;
     Director: Celadon Group, Inc., Electronic Retailing Systems International, Inc., Premier Parks Inc., Petroleum Heat & Power Company, Inc., Star Gas Corporation (general partner of Star Gas Partners, L.P.); Director of the Company since 1988.

          STEPHEN P. CORTINOVIS, age 48; Vice President International and President -- Europe, Emerson Electric Co. since prior to 1993; Director of the Company since 1997.

          ANTHONY W. HOOPER, age 50; President and Chief Executive Officer of the Company since November 1996 and Chairman of the Board of the Company since June 1997; Senior Vice President Marketing and Senior Vice President -- Marketing and Technology of the Company, successively, from November 1993 to November 1996; President of Huyck Formex/Weavexx Corporation (industrial textile and process equipment manufacturer), a subsidiary of BTR, Inc., from prior to 1993 to November 1993; Director of the Company since 1996.

          JEROME KALISHMAN, age 70; Vice Chairman of the Board of the Company since June 1997 and from October 1995 to November 1996; Chairman of the Board of the Company from November 1996 to June 1997; Chairman and Chief Executive Officer of IMA from prior to 1993 to 1995; Director of the Company since 1995.

          SILAS SPENGLER, age 67; Managing Director, Webb Johnson Associates, Inc. (executive recruiter) since January 1997; Principal, Sullivan Associates, Inc. (board of directors search firm) from 1994 until 1997; Partner, Reid & Priest (attorneys) from prior to 1993 to 1994; Director of the Company since 1987.

          SHELDON WEINIG, age 70; Adjunct Professor at Columbia University since 1994 and at State University of New York, Stony Brook, since 1993; Consultant, Sony Engineering and Manufacturing of America from 1994 to 1996, and Vice Chairman from prior to 1993 to 1994; Director: Aseco Corporation, Intermagnetics General Corporation, Kentek Information Systems, Inc., U.S. Cast Polymers, Inc.; Director of the Company since 1992.

          RUSSELL B. WIGHT, JR., age 59; General Partner, Interstate Properties (real estate development and construction) since prior to 1993; Director:
     Vornado Realty Trust, Alexander's, Inc.; Director of the Company since
     1992.

          ALFRED L. WOODS, age 54; President, Woods Group (management consultant) since 1995; President and Chief Operating Officer, WSR Corporation (holding company for specialty retail properties) from 1990 to 1995; President, R&S/Strauss (specialty store retail operator) from 1969 to 1990; Director of the Company since 1997.

     The Company's directors have been designated for appointment to the Board of Directors in accordance with the provisions of an agreement dated July 25, 1997, as amended (the "Settlement Agreement"), entered into by the Company with Jerome Kalishman, Nancy F. Kalishman, The Jerome and Nancy Kalishman Family Fund, Xanadu Investments L.P. and Robert W. Affholder (collectively, the "Kalishman/Affholder Group"), Paul A. Biddelman, Stephen P. Cortinovis, Anthony
W. Hooper, Silas Spengler, Sheldon Weinig and Russell B. Wight, Jr., and later joined by Alfred L. Woods. Under the Settlement Agreement, the Kalishman/Affholder Group agreed to end the pending proxy contest with respect to the election of directors at the Company's 1997 annual meeting of stockholders (the "1997 Annual Meeting") and not to engage, prior to the Company's 1999 annual meeting of stockholders (the "1999 Annual Meeting"), in certain activities in opposition to the Company's management. The Company agreed, pursuant to the Settlement Agreement, to make certain changes in the structure and composition of the Board of Directors including: (i) reducing the size of the Board from thirteen to eight directors, such number increasing automatically to nine directors upon the appointment of an additional nominee to the Board in the manner described in the Settlement Agreement; (ii) eliminating classification of the Board; and (iii) designating specific individuals to be nominated by the Company until the 1999 Annual Meeting to serve on the Board, and providing a new means for filling vacancies which may occur on the Board.

     Pursuant to the Settlement Agreement, Messrs. Affholder, Biddelman, Cortinovis, Hooper, Kalishman, Spengler, Weinig and Wight were nominated for election at the 1997 Annual Meeting. Mr. Woods was designated for appointment to the Board of Directors subsequent to the 1997 Annual Meeting in accordance with the provisions of the Settlement Agreement. The Settlement Agreement provides that the Company will nominate and recommend for re-election to the Board of Directors at the Meeting and at the 1999 Annual Meeting the then incumbent members of the Board.

     In addition, the Settlement Agreement provides that if, during the period ending immediately prior to the 1999 Annual Meeting, any director then in office resigns or is unable to serve for any reason, such vacancy will be filled only with a designee chosen by both members of the Nominating Committee of the Company's Board of Directors, as constituted pursuant to the Settlement Agreement, subject to specified dispute resolution procedures and the confirmation of the Board of Directors that such person possesses no characteristics that would disqualify him under applicable law from service as a director, and thereafter the Company will nominate and recommend such designee for election to the Board of Directors.

     See "Information Concerning Certain Stockholders" below, for information concerning certain voting, standstill and related agreements entered into by the parties to the Settlement Agreement and "Executive Compensation" below, for information concerning certain additional transactions under the Settlement Agreement.

     No family relationship exists between any of the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     During the year ended December 31, 1997, the Board of Directors of the Company held twelve meetings, and took action by unanimous written consent on three occasions. No current director attended fewer than 75% of the aggregate number of meetings of the Board of Directors of the Company and meetings of committees of the board on which such person served which were held during the period that he served.

     The Company's Audit Committee has, since the 1997 Annual Meeting, consisted of Paul A. Biddelman, Silas Spengler and Sheldon Weinig. The Audit Committee is responsible for overseeing that management fulfills its responsibilities in connection with the preparation of the consolidated financial statements of the Company and its subsidiaries. The committee's functions include making recommendations to the board regarding the engaging and discharging of the Company's independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, reviewing the scope and results of the Company's procedures for internal auditing, approving the professional services provided by the independent auditors, reviewing the independence of the independent auditors, and reviewing the adequacy of the Company's system of internal accounting controls. Prior to the 1997 Annual Meeting, during the year ended December 31, 1997 the members of the Audit Committee consisted of (i) Jerome Kalishman, Silas Spengler and Sheldon Weinig, current directors of the Company, for the period through January 1997, and (ii) from January 1997 through the 1997 Annual Meeting, Robert W. Affholder and Silas Spengler, current directors of the Company, and Alvin J. Siteman, a former director of the Company. During the year ended December 31, 1997, the Audit Committee held one meeting.

     The Company's Compensation Committee has, since the 1997 Annual Meeting, consisted of Robert W. Affholder and Stephen P. Cortinovis, with Alfred L. Woods joining in January 1998. The functions of the Compensation Committee include making recommendations to the Board of Directors of the Company regarding the salaries, bonuses, fringe benefits or compensation of any kind for the officers and directors of the Company. Prior to the 1997 Annual Meeting, during the year ended December 31, 1997 the members of the Compensation Committee consisted of
(i) Paul A. Biddelman, a current director of the Company, and William Gorham, James D. Krugman, Steven Roth and Alvin J. Siteman, former directors of the Company, through January 1997, and (ii) Sheldon Weinig and Russell B. Wight, Jr., current directors of the Company, and James D. Krugman, a former director of the Company, from January 1997 through the 1997 Annual Meeting. During the year ended December 31, 1997 the Compensation Committee held four meetings.

     The Company's Nominating Committee has, since the 1997 Annual Meeting, consisted of Jerome Kalishman and Russell B. Wight, Jr. Pursuant to the terms of the Settlement Agreement, the Nominating Committee selects designees to fill vacancies on the Board of Directors, subject to confirmation by the Board of Directors, as described above under "Certain Information Concerning Nominees and Directors." Under the Settlement Agreement, the Nominating Committee is not authorized to consider nominees recommended by security holders. During the year ended December 31, 1997, the Nominating Committee did not meet.

DIRECTOR COMPENSATION

     Each director of the Company who is not an operating officer of the Company is entitled to receive compensation in the amount of $12,000 per annum and $1,000 per meeting of the Board of Directors, or committee of the Board, attended by such director ($500 in the case of telephonic meetings and committee meetings held in conjunction with Board meetings), plus reimbursement of his expenses.

     In November 1997, the Company granted options under its 1992 Director Stock Option Plan (the "Director Plan") covering 14,000 shares of Common Stock to each of Stephen P. Cortinovis and Alfred L. Woods, and covering 9,000 shares of Common Stock to each of Robert W. Affholder, Paul A. Biddelman, Jerome Kalishman, Silas Spengler, Sheldon Weinig and Russell B. Wight, Jr. All such options are currently exercisable at a price per share equal to $8.75, the closing price per share of Common Stock on The Nasdaq National Market on the date of grant, and expire ten years from the date of grant. The Company contemporaneously granted options under the Director Plan, on the same terms, covering 49,000 shares of Common Stock to Anthony W. Hooper, who also holds options covering 150,000 shares granted under the Director Plan in November 1996 in connection with his appointment as President of the Company and a director, in addition to options previously granted to him as an executive officer (see "Executive Compensation" and "Certain Agreements with Directors and Executive Officers" below). Except for the foregoing, no current director of the Company holds any options granted by the Company.

     Under the Settlement Agreement, the term of the arrangements under which Jerome Kalishman became Vice Chairman of the Board in October 1995 in connection with the Company's combination with IMA (the "IMA Merger"), was extended for a period of one year so as to expire on December 9, 1999, provided, that, during such additional year Mr. Kalishman's annual salary in such position of $100,000 will not be payable but benefits and office arrangements will continue. In November 1996, the Company had supplemented such arrangements with Mr. Kalishman to provide that the appointment of him as Chairman of the Board of Directors, and his service in such position (which extended through June 1997), would, during the period thereof, substitute for the Company's and his respective obligations under which Mr. Kalishman became Vice Chairman of the Board. Such agreements are terminable by Mr. Kalishman at any time upon at least 60 days' written notice, and are terminable by the Company upon the failure of Mr. Kalishman to perform his duties thereunder owing to illness or other incapacity, if such failure continues for a period of six months, or for other cause (as defined in such agreement). Mr. Kalishman's arrangements with the Company include health insurance benefits and use of an automobile. In the event of Mr. Kalishman's death, such agreement terminates automatically. Upon completion of the IMA Merger and for a period of two years thereafter, the Company was also party to a consulting agreement with Mr. Kalishman pursuant to which the Company engaged Mr. Kalishman as a consultant in connection with the business of the Company at an annual fee of $150,000. Mr. Kalishman has also entered into a non-competition agreement with the Company extending from the completion of the IMA Merger until the later of five years thereafter or two years after all service to the Company has ended.

     In November 1996, the Company and James D. Krugman, who served as a director until the 1997 Annual Meeting, amended the agreement pursuant to which Mr. Krugman served as Chairman of the Board, so as to provide that the Company would thereafter engage Mr. Krugman as consultant to the Company through November 1999. Under the amended arrangements, Mr. Krugman is paid annual amounts, through December 1998, of $100,000. In the event of Mr. Krugman's death, the agreement terminates automatically. Mr. Krugman may cancel the agreement at any time upon 60 days' written notice delivered to the Company, and the Company may terminate the agreement upon the failure of Mr. Krugman to perform his duties thereunder owing to illness or other incapacity, if such failure continues for a period of more than six months, or if Mr. Krugman commits any act in bad faith and to the material detriment of the Company or is convicted of a felony.

     Mr. Krugman also holds: (i) an option granted under the Director Plan in December 1993 covering 95,000 shares of Common Stock, exercisable for five years after grant at a per share price of $14.50, the closing price of the Common Stock on The Nasdaq National Market on such date, and (ii) an option granted under the Director Plan in November 1996 covering 100,000 shares of Common Stock, exercisable for three years after grant at a per share price of $7.19, the closing price of the Common Stock on The Nasdaq National Market on such date.

     As a consequence of the assumption and exchange of options previously granted by IMA for options granted by the Company, in October 1995 Alvin Siteman, who became a director of the Company upon consummation of the IMA Merger and served until the 1997 Annual Meeting, held options covering 38,335 shares, at exercise prices ranging from $2.61 to $9.79 per share, calculated in accordance with the terms of the IMA Merger (see "Stock Plans" below). In January 1997, Mr. Siteman exercised options with respect to 7,667 shares, at an exercise price of $5.22, and in August 1997, exercised options with respect to 23,001 shares at exercise prices ranging from $2.61 to $4.32 per share. Mr. Siteman's remaining options have expired without exercise.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth certain information with respect to compensation for each of the Company's last three completed fiscal years of (i) the Company's chief executive officer, (ii) each of the other executive officers whose salary and bonus exceeded $100,000 during the most recent fiscal year, and (iii) an additional individual who would have been among the four most highly-compensated executive officers during the most recent fiscal year, but was not an executive officer at the end of such year:

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                        ANNUAL COMPENSATION              ------------
                             -----------------------------------------    SECURITIES
                                                           OTHER COM-     UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     PENSATION(1)    OPTIONS(#)    COMPENSATION
---------------------------  ----   --------   --------   ------------   ------------   ------------
Anthony W. Hooper..........  1997   $344,000   $160,875     $83,366(3)      49,000        $ 18,269(4)
  President and Chief        1996    264,604         --          --        150,000          14,434
  Executive Officer(2)       1995    235,000         --          --         25,000           2,405
Robert W. Affholder........  1997    250,000         --          --          9,000          20,718(6)
  Senior Executive Vice      1996    250,000         --          --             --          12,000
  President(5)               1995    229,167     75,000          --             --          11,531
William A. Martin..........  1997    196,297     48,840      35,437(7)      15,000          17,655(8)
  Senior Vice President --   1996    186,764         --          --             --           7,049
  Chief Financial Officer    1995    175,000         --          --         10,000          14,707
Robert L. Kelley(9)........  1997    181,714     65,120      39,181(10)     15,000          16,349(11)
  Vice President, General    1996    106,462         --      12,842(12)     25,000          41,934
  Counsel                    1995         --         --          --             --              --
Dale T. Harden.............  1997    133,269         --      15,750(12)         --         160,996(14)
  Senior Vice President --   1996    117,049     65,625          --         50,000          30,857
  Chief Operating Officer    1995         --         --          --             --              --
  of North American
  Contracting
  Operations(13)

---------------
 (1) Excludes perquisites and other personal benefits unless the aggregate amount of such compensation exceeds the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

 (2) Mr. Hooper became President and Chief Executive Officer in November 1996, prior to which he was the Company's Senior Vice President -- Marketing and Technology.

 (3) Represents $74,582 pursuant to the Company's relocation plan with respect to the consolidation of facilities in Chesterfield, Missouri (the "Relocation Plan") and $8,784 in reimbursement for taxes. See also "Certain Agreements with Directors and Executive Officers" below.

 (4) Represents $6,400 in 401(k) contributions under the Company's 401(k) Profit-Sharing Plan (the "Restated Plan"), $8,000 in profit-sharing contributions under the Restated Plan, and $3,869 in term life insurance premiums.

 (5) Mr. Affholder became an executive officer of the Company in October 1995 in connection with the IMA Merger. Prior to that time he served as Vice Chairman of IMA. Amounts shown for 1995 include compensation from IMA and amounts paid pursuant to the agreements entered into by the Company with Mr. Affholder effective upon completion of the IMA Merger. See "Certain Agreements with Executive Officers" below.

 (6) Represents $6,400 in 401(k) contributions under the Restated Plan, $8,000 in profit-sharing contributions under the Restated Plan and $6,318 in term life insurance premiums.

 (7) Represents $30,885 pursuant to the Relocation Plan and $4,552 in reimbursement for taxes.

 (8) Represents $6,400 in 401(k) contributions under the Restated Plan, $8,000 in profit-sharing contributions under the Restated Plan, and $3,255 in term life insurance premiums.

 (9) Mr. Kelley became an executive officer in June 1996, having joined the Company as General Counsel in the prior month.

(10) Represents $34,961 pursuant to the Relocation Plan and $4,220 in reimbursement for taxes.

(11) Represents $6,400 in 401(k) contributions under the Restated Plan, $8,000 in profit-sharing contributions under the Restated Plan and $1,949 in term life insurance premiums.

(12) Represents reimbursement for taxes.

(13) Mr. Harden became an executive officer in June 1996 and resigned in July 1997.

(14) Represents $4,846 in 401(k) contributions under the Restated Plan, $3,650 in term life insurance premiums, $40,000 payment in lieu of relocation expenses, and $112,500 in severance payments.

     Option Grant Table. The following table sets forth certain information regarding options granted by the Company during the year ended December 31, 1997 to the individuals named in the above compensation table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                       ---------------------------------------------------------       VALUE AT ASSUMED
                       NUMBER OF                                                    ANNUAL RATES OF STOCK
                       SECURITIES       % OF TOTAL                                    PRICE APPRECIATION
                       UNDERLYING     OPTIONS GRANTED     EXERCISE                    FOR OPTION TERM(2)
                        OPTIONS        TO EMPLOYEES        PRICE      EXPIRATION    ----------------------
        NAME           GRANTED(#)    IN FISCAL YEAR(1)     ($/SH)        DATE          5%           10%
        ----           ----------    -----------------    --------    ----------    ---------    ---------
Anthony W. Hooper....    49,000(3)          9.9%           $8.75       11/14/07     $236,382     $582,220
Robert W.
  Affholder..........     9,000(3)          1.8             8.75       11/14/07       43,417      106,938
William A. Martin....    15,000(4)          3.0             8.75       11/14/07       72,362      178,231
Robert L. Kelley.....    15,000(4)          3.0             8.75       11/14/07       72,362      178,231
Dale T. Harden.......        --              --               --             --           --           --

---------------
(1) Includes options granted to employees under the Director Plan.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options are granted to their expiration date.

(3) Such options were granted under the Director Plan (see "Director Compensation" above) and are currently exercisable.

(4) One-fifth of such options became exercisable on grant, with the remainder becoming exercisable in four equal annual installments thereafter.

     Aggregate Option Exercises and Year-End Option Table. The following table sets forth certain information regarding exercises of stock options, and stock options held as of December 31, 1997, by the individuals named in the above compensation table:

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                         OPTIONS AT FISCAL YEAR-END(#)        AT YEAR-END($)(1)
                         SHARES ACQUIRED      VALUE      -----------------------------   ---------------------------
         NAME            ON EXERCISE(#)    REALIZED($)   EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            ---------------   -----------   -----------     -------------   -----------   -------------
Anthony W. Hooper......        --              --          164,750          146,250         5,600         50,400
Robert W. Affholder....        --              --            9,000               --            --             --
William A. Martin......        --              --           33,500           14,500            --             --
Robert L. Kelley.......        --              --           15,500           24,500            --             --
Dale T. Harden.........        --              --               --               --            --             --

---------------
(1) Calculated on the basis of the fair market value of the underlying securities at year-end, minus the exercise price.

STOCK PLANS

     In June 1992, the stockholders of the Company approved the Company's 1992 Employee Stock Option Plan (the "Employee Plan") and its Director Plan, as previously adopted by the Board of Directors. For a description of the Employee Plan, see "II. Amendment to the 1992 Employee Stock Option Plan" below. For a description of the Director Plan, see "III. Amendment to the 1992 Director Stock Option Plan" below.

     In October 1995, in connection with the consummation of the IMA Merger, the Company assumed options (the "IMA Options") previously granted under the Insituform Mid-America, Inc. Stock Option Plan upon the same terms and conditions as contained under such plan, except that: (i) each IMA Option became exercisable for that number of shares of the Company's Common Stock into which the number of shares of IMA Class A Common Stock subject to such option immediately prior to the IMA Merger would have been convertible in such transaction if such shares had been outstanding, and (ii) the option price per share of the Company's Common Stock was adjusted to an amount obtained by dividing (x) the exercise price per share in effect on such date times the number of shares of IMA Class A Common Stock previously covered by such IMA Option, by (y) the number of shares of the Company's Common Stock covered by such option as so assumed. As a result of such arrangements, the Company assumed options covering an aggregate of 449,236 shares of Common Stock, 244,393 shares of which were covered by options outstanding at April 1, 1998.

CERTAIN AGREEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS

     The Company's arrangements with Anthony W. Hooper, under which Mr. Hooper became President and Chief Executive Officer in November 1996, provided for an initial annual base salary of $325,000, in addition to bonus payments in an amount up to 50% of base salary. Under such arrangements, and upon appointment of Mr. Hooper to the Company's Board of Directors, the Company granted to Mr.
Hooper: (x) a five-year option under the Director Plan, covering 100,000 shares of Common Stock exercisable at a per share price of $7.19 (equal to the closing price of the Common Stock, as quoted on The Nasdaq National Market on the date of grant), becoming exercisable with respect to 10%, 20%, 30% and 40% of the number of shares covered on the first through fourth anniversaries, respectively, of the date of grant, and (y) an additional six-year option under such plan, covering 50,000 shares of Common Stock exercisable at a per share price of $15.00, becoming exercisable with respect to 10%, 20%, 30% and 40% of the number of shares covered on the second through fifth anniversaries, respectively, of the date of grant. Such options are in addition to options theretofore granted to Mr. Hooper as an executive officer of the Company (and subsequently granted, as described under "Executive Compensation" above), and become immediately exercisable in the event of specified changes in control of the Company.

     Under such arrangements, and consistent with the Company's prior arrangements with Mr. Hooper under which he became an executive officer in November 1993, the Company also provides Mr. Hooper with a car allowance, reimbursement for one country club membership and medical and life insurance benefits. Consistent with the prior arrangements, in the event Mr. Hooper's employment is terminated by the Company other than for cause, the Company would be obligated to pay him amounts equal to twelve months base salary. Such severance agreements have been supplemented and superseded to the extent provided in the severance agreement extended by the Company to Mr. Hooper in June 1997, as more fully described below. In connection with Mr. Hooper's relocation to the Company's new headquarters facilities in Chesterfield, Missouri, and in addition to the amounts extended to Mr. Hooper under the Company's Relocation Plan, in September 1997 the Company extended a loan to Mr. Hooper in the amount of $200,000, due on the fifth anniversary thereof, or earlier in the event of cessation of employment. Such loan accrues interest after default, at the rate of 1% per month, and does not accrue interest prior to default except as specified therein.

     The Company's arrangements with Robert W. Affholder, entered into in October 1995 in connection with the IMA Merger, provided for Mr. Affholder initially to serve as Senior Vice President -- Chief Operating Officer of North American Contracting Operations of the Company, and currently as Senior Executive Vice President, over a term of three years at an annual salary of $250,000. In the event of Mr. Affholder's death, such arrangements terminate automatically, and are terminable by the Company upon the failure of Mr. Affholder to perform his duties thereunder owing to illness or other incapacity, if such illness continues for a period of six months, or for other cause (as defined in such agreement). Mr. Affholder's arrangements with the Company entitle him to participate in medical and other employee benefit plans and to the use of an automobile. Mr. Affholder has also entered into a non-competition agreement with the Company extending from the completion of the IMA Merger until the later of five years thereafter or two years after all service to the Company has ended.

     In connection with the commencement of his employment as chief financial officer of the Company, the Company extended a severance arrangement to William
A. Martin pursuant to which, in the event of termination of employment by the Company without cause, the Company will deliver six months' prior notice thereof plus payments equal in amount to six months' base salary. Such severance agreements have been supplemented and superseded to the extent provided in the severance agreement extended by the Company to Mr. Martin in June 1997, as more fully described below.

     In connection with the commencement of his employment as general counsel of the Company in May 1996, the Company extended a severance arrangement to Robert
L. Kelley pursuant to which, in the event of termination of employment by the Company without cause within the first twelve months of employment, Mr. Kelley would be entitled to severance equal to six months' base salary which would be paid over the severance period. Such severance agreements have been supplemented as provided in the severance agreement extended by the Company to Mr. Kelley in June 1997, as more fully described below.

     The Company's arrangements with Dale T. Harden, who served as Senior Vice President through his resignation in July 1997, entailed severance payments to him in the amount of approximately $112,500, continuation of his car allowance for six months after severance and payment of the amount of approximately $57,750 (including tax reimbursements) to him in lieu of relocation expenses after severance.

     In June 1997, the Company entered into severance agreements with, respectively, Anthony W. Hooper, William A. Martin and Robert L. Kelley which provide that, subsequent to the occurrence of specified events during a period of three years after the date of such agreements, if the employment of such officer is terminated without "cause" or such officer resigns with "good reason" (as those terms are defined under such agreements), or such officer resigns for any reason during a 30-day period following the anniversary of the specified events, such officer is entitled to the benefits set forth in the agreement. The election of two members of the Board of Directors in October 1997 outside of the procedures provided for under the Company's merger agreement with IMA was one of the specified events. The benefits to which each officer would be entitled upon severance from the Company as aforesaid include an amount, payable within 30 days after severance, equal to three times compensation (including base salary and bonus, as defined, and accrued supplemental retirement benefits) plus amounts to cover any excise taxes due, if any, and coverage for a period of three years under the Company's welfare plans (or equivalent coverage).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 1997, the Company's Compensation Committee consisted of: (i) for the period through January 1997, James D. Krugman, Paul A. Biddelman, William Gorham, Steven Roth and Alvin J. Siteman;
(ii) for the period from January 1997 through the 1997 Annual Meeting, James D. Krugman, Sheldon Weinig and Russell B. Wight, Jr.; and (iii) after the 1997 Annual Meeting, Stephen P. Cortinovis and Robert W. Affholder (with Alfred L. Woods joining in January 1998). In accordance with the terms of the Settlement Agreement, Messrs. Gorham, Krugman, Roth and Siteman executed resignations from the Board of Directors effective at the 1997 Annual Meeting. In addition, the Company's Employee Plan (under which executive officers who are not directors are granted stock options) and its Director Plan (under which executive officers who are directors are granted stock options) were, during the year ended December 31, 1997, administered by the entire Board of Directors which, in addition to the foregoing directors, included Jerome Kalishman, Silas Spengler and (until June 1997) Douglas K. Chick and (until the effectiveness at the 1997 Annual Meeting of his resignation pursuant to the Settlement Agreement) Brian Chandler.

     In order to finance a portion of the purchase price for its acquisition of Insituform Midwest, Inc., in July 1993 the Company sold its 8.5% senior subordinated note in the principal amount of $5 million (the "Subordinated Note"), and related warrants exercisable with respect to 350,877 unregistered shares of Common Stock, to Hanseatic Corporation ("Hanseatic"), which Hanseatic acquired for discretionary customer accounts and an affiliate, as described under "Information Concerning Certain Stockholders" below. Paul Biddelman, a current director of the Company, is President of Hanseatic. Prior to its prepayment in February 1997, the Subordinated Note required quarterly payments of interest at 8.5% per annum and installments of principal in the amount of $1 million on each of the fifth through eighth anniversary dates of closing, with the entire remaining principal due nine years after closing. The Subordinated Note was subordinated to bank and other institutional financing, and purchase money debt incurred in connection with acquisitions of businesses, and was prepayable at the option of the Company, at premiums until the fifth anniversary of closing ranging from 3% to 1% of the amount prepaid ($100,000 paid upon prepayment in February 1997). In February 1997, the Company prepaid all amounts outstanding under the Subordinated Note (including $162,917 in accrued interest). The warrants remain exercisable, at the election of the holder, through July 26, 1998, at a price per share of Common Stock of $14.25, and such shares are entitled to demand and incidental registration rights.

     The Company and Messrs. Chandler and Chick, both former directors of the Company, and their affiliates have addressed the application, if any, of certain commitments alleged by Insituform Group Limited ("IGL") (which was acquired by the Company in 1992) to have been made by Mr. Chandler in 1983 requiring him, through November 1993, to offer free of cost to IGL any new ideas, inventions and technology for which Mr. Chandler was responsible. Mr. Chandler had previously taken the position, in a Statement on Schedule 13D filed in 1989 with respect to shareholdings by a group (the "Ringwood Group"), within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), consisting of Messrs. Chandler and Chick and their affiliates, that such commitments are not enforceable. The Company has acknowledged Mr. Chandler's position, but has not formally agreed or disagreed with it. The Company does not anticipate any transactions with Messrs. Chandler and Chick and their affiliates which might raise any issues concerning such technologies.

     As principal stockholders of IGL, the members of the Ringwood Group and Interstate Properties (a principal stockholder of the Company, in which Mr. Wight, a current director of the Company, and Mr. Roth, a former director, are partners), in connection with the Company's acquisition of IGL, received certain registration rights covering the shares of Common Stock issued in exchange for their Ordinary Shares of IGL, and all other shares of Common Stock held by them. Such agreement terminates in December 1998. Under such agreement, a stockholder may demand registration under the Securities Act of 1933 on one occasion (unless the Company is entitled to use a registration statement on Form S-3, in which case each stockholder is entitled to three demand registrations) of no less than 500,000 shares of Common Stock. In addition, the stockholders are entitled to incidental registration rights, during the term of such agreement, with respect to the shares of Common Stock beneficially owned by them.

     As principal stockholders of IMA, Robert W. Affholder, a current director of the Company, and Xanadu Investments, L.P. (the general partners of which are The Jerome Kalishman Revocable Trust, as to which Jerome Kalishman, a current director of the Company, acts as trustee, and The Nancy F. Kalishman Revocable Trust, as to which Nancy F. Kalishman acts as trustee), in connection with the IMA Merger, received certain registration rights covering the shares of Common Stock issued in exchange for the class A common stock, $.01 par value, of IMA held by them. Such agreement terminates in December 1998. Under such agreement a stockholder may demand registration under the Securities Act of 1933 on one occasion (unless the Company is entitled to use a registration statement on Form S-3, in which case each stockholder is entitled to three demand registrations) of no less than 500,000 shares of Common Stock. In addition, the stockholders are entitled to incidental registration rights, during the term of such agreement, with respect to the shares of Common Stock beneficially owned by them.

     A subsidiary of the Company is party to a tunnelling equipment lease agreement with A-Y-K-E Partnership, in which Messrs. Kalishman and Affholder are partners. Such agreement covers equipment held by such partnership for lease both to the Company's subsidiary and other parties, as available, and is terminable upon 30 days prior notice by either such partnership or the Company's subsidiary. During the year ended December 31, 1997, such partnership was paid $317,000 under such arrangements.

     Pursuant to the Settlement Agreement, the Company has reimbursed the group including Messrs. Kalishman and Affholder for reasonable out-of-pocket costs and expenses in connection with the 1997 Annual Meeting in the amount of $143,000.

     James D. Krugman, a former director of the Company, in addition to Howard Kailes, Secretary of the Company, are members of the law firm of Krugman Chapnick & Grimshaw LLP. During the year ended December 31, 1997, Krugman Chapnick & Grimshaw LLP received fees for legal services rendered to the Company of $664,000, together with reimbursement of out-of-pocket expenses of $141,000. It is expected that Krugman Chapnick & Grimshaw LLP will continue to render legal services to the Company in the future.

REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of the Company currently consists of three directors, a majority of whom are not executive officers of the Company. The Compensation Committee makes recommendations to the Board of Directors of the Company regarding the compensation arrangements for executive officers of the Company, including the Company's Chief Executive Officer. Administration of the Employee Plan, under which stock options may be awarded to executive officers who are not directors, and of the Director Plan, under which options may be awarded to executive officers who serve on the Board, is vested in the Board of Directors.

     The objectives of the Compensation Committee in recommending executive compensation to the Board of Directors are: (i) to offer levels of compensation which are competitive with those offered by other companies in similar businesses; (ii) to compensate executives based on each executive's level of responsibility and contribution to the Company's business goals; (iii) to link compensation with the Company's financial performance; and (iv) to align the interests of the Company's executives with the interests of the Company's stockholders.

     During the year ended December 31, 1997, the achievement of the foregoing objectives was directed to the support of the Company's principal business strategies, including a continuation of the Company's improved profitability in its core business while cutting costs and reducing overhead. In particular, in April 1997 the Board of Directors confirmed the applicability to executive officers of the Company's relocation program for employees generally, designed to assist, among other matters, in the consolidation of executive management in new headquarters facilities in Chesterfield, Missouri. The relocation program, as so adopted, provides for adjustments in base salary of relocating personnel (as described below), in addition to assistance through reimbursement of temporary living expenses and moving expenses, home sale assistance, and reimbursement for additional taxes resulting from such benefits.

     In addition, in June 1997 the Company extended to its key executives the severance arrangements described above under "Certain Agreements with Directors and Executive Officers."

     As a result of the foregoing objectives, the compensation program for the Company's executives, including its Chief Executive Officer, has been formulated to consist of: (x) base salary; (y) bonuses; and (z) stock options, as follows:

     (i) Base Salary. The Compensation Committee evaluates executive base salaries by level of responsibility, individual performances and the Company's performance, as well as by the need to provide a competitive package that allows the Company to retain key executives. At the commencement of each year, the Chief Executive Officer, in consultation with key executives, establishes individual performance objectives for the ensuing year. After reviewing individual and Company performance and available information on salaries at other companies of similar size (with particular focus on other construction-based operations), the Chief Executive Officer makes recommendations to the Compensation Committee concerning the base salaries of executive officers.

     The Compensation Committee reviews and, with any changes it deems appropriate, approves the recommendations of the Chief Executive Officer for submission to the Board of Directors. Using the same review process, the Compensation Committee makes decisions pertaining to the Chief Executive Officer. During the year ended December 31, 1997, the Company, based upon analyses undertaken by an independent consultant retained by the Company to compare differences in living costs between the Company's new headquarters in Chesterfield and its prior location in Memphis (due principally to the cost of housing and state income taxes), adjusted base salaries for employees relocating to the new facilities by ten percent; and, in April 1997, the Board of Directors confirmed the applicability of the relocation package to the Company's executive officers.

     During the year ended December 31, 1997, remuneration as President and Chief Executive Officer to Mr. Hooper was initially at the rate of $325,000 per annum, pursuant to his employment arrangements entered into with the Company upon appointment to that position in November 1996. In accordance with the benefits extended under the Company's relocation program, base salary was adjusted upwards by ten percent in connection with relocation to Chesterfield in July 1997. The Company has also extended certain loan arrangements to Mr. Hooper in connection with relocation, as described under "Certain Agreements with Directors and Executive Officers" above.

     (ii) Cash Bonuses. Under historical guidelines designed to motivate and reward key management personnel through the award of cash bonuses, the Chief Executive Officer and executive officers who report to the Chief Executive Officer, are eligible for bonuses of up to approximately 50% of base salary. Such guidelines have typically provided for an award of cash bonuses based on the achievement of corporate goals recommended by senior executive management and approved by the Board of Directors, individual objectives established for executive management by the Compensation Committee in discussions with the Chief Executive Officer, and an evaluation of executive management by the Compensation Committee. During the year ended December 31, 1997, bonus amounts earned by the Chief Executive Officer were in the amount of $160,875 and were based on the Compensation Committee's evaluation of such specific factors as Mr. Hooper's performance during a substantial reorganization of operations and relocation of headquarters to Chesterfield, and improved earnings per share, in the context also of the circumstances that resulted in the Settlement Agreement.

     (iii) Stock Options. The primary purpose of the Company's stock option program is to align the interests of the Company's executive officers more closely with the interests of the Company's stockholders by offering the executives an opportunity to benefit from increases in the market price of the Common Stock. The Company's stock option program provides long-term incentives that have enabled the Company to attract and retain key employees by encouraging their ownership of the Company's Common Stock. In connection with attracting new executive management, the Compensation Committee has typically authorized the grant of options effective upon commencement of employment.

     The Company's current executive officers, collectively, hold options under the Employee Plan and, in the case of Messrs. Hooper and Affholder, under the Director Plan. During the year ended December 31, 1997, the Company authorized option grants to officers named in the Summary Compensation Table under "Executive Compensation" above covering 88,000 shares of Common Stock, representing options with respect to approximately 17.7% of the Common Stock covered by options granted to employees that year under all plans (and exclusive of option grants to directors who are not employees). Of such awards, options covering 49,000 shares, or 9.9% of the Common Stock covered by options granted to all employees that year under all plans (and exclusive of option grants to directors who are not employees), were granted to the Chief Executive Officer. In defining the limits of option grants and in selecting individual officers for options and determining the terms thereof, the Company may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company.

                            ------------------------

     Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the Chief Executive Officer and the four other most highly compensated officers of the Company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section 162 and is currently studying the implications of Section 162 on its compensation programs. In making compensation decisions, the Company will consider the net cost of compensation to it and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of Section 162. The Company anticipates that deductibility of compensation payments will be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decision based upon an overall determination of what it believes to be in the best interests of its stockholders.

     The foregoing report on executive compensation is provided by the following directors, constituting the entire Board of Directors:

Robert W. Affholder                    Silas Spengler
Paul A. Biddelman                      Sheldon Weinig
Stephen P. Cortinovis                  Russell B. Wight, Jr.
Anthony W. Hooper                      Alfred L. Woods
Jerome Kalishman

     Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report and the performance graph that follows shall not be deemed incorporated by reference into any such filings.

PERFORMANCE GRAPH

     The following performance graph compares the total stockholder return on the Company's Common Stock to the S&P 500 Index and a Composite Peer Group Index for the past five years. The Composite Peer Group Index is comprised of Insituform East Incorporated, Utilx Corporation, Michael Baker Corporation, BFC Construction Corporation (formerly Banister Foundation, Inc.), Granite Construction, Inc., MYR Group, Inc. (formerly The LE Meyers Co. Group) and J. Ray McDermott, S.A. (weighted by market capitalization). The graph assumes that $100 was invested in the Company's Common Stock and each Index on December 31, 1992 and that all dividends were reinvested.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

        MEASUREMENT PERIOD              'INSITUFORM                            COMPOSITE PEER
      (FISCAL YEAR COVERED)         TECHNOLOGIES, INC.'     S&P 500 INDEX        GROUP INDEX
1992                                         100                  100                 100
1993                                       48.04               110.08              104.09
1994                                       45.59               111.53               93.65
1995                                       45.59               153.45              121.12
1996                                       28.92               188.68              140.71
1997                                       30.39               251.63              235.08

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

     The following table sets forth certain information as of April 1, 1998 with respect to the number of shares of Common Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company who owned beneficially any shares of Common Stock, (iii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation," and (iv) all directors and executive officers of the Company as a group:

                                                            NUMBER OF SHARES
                                                             OF COMMON STOCK                 PERCENT
                    BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)              OF CLASS
                    ----------------                      ---------------------              --------
Jerome and Nancy F. Kalishman...........................        3,102,848(2)                   11.5%
  702 Spirit 40 Park Drive
  Chesterfield, Missouri 63005
T. Rowe Price Associates, Inc. .........................        2,438,825(3)                    9.1
  100 East Pratt Street
  Baltimore, Maryland 21202

                                                            NUMBER OF SHARES
                                                             OF COMMON STOCK                 PERCENT
                    BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)              OF CLASS
                    ----------------                      ---------------------              --------
Interstate Properties...................................        1,660,072                       6.2
  Park 80 West-Plaza Two
  Saddle Brook, New Jersey 07663(4)
     David Mandelbaum...................................        1,660,072(5)                    6.2
       80 Main Street
       West Orange, New Jersey 07052
     Steven Roth........................................        1,670,072(5)                    6.2
       Park 80 West-Plaza Two
       Saddle Brook, New Jersey 07663
     Russell B. Wight, Jr...............................        1,695,905(5)(6)(7)              6.3
       Park 80 West-Plaza Two
       Saddle Brook, New Jersey 07663
Kalmar Investments Inc..................................        1,401,275(8)                    5.2
  3701 Kennett Pike
  Greenville, Delaware 19807
Robert W. Affholder.....................................        1,316,858(6)(9)                 4.9
Paul A. Biddelman.......................................          359,877(6)(10)                1.3
Stephen P. Cortinovis...................................           14,000(11)                      (12)
Anthony W. Hooper.......................................          185,050(13)                      (12)
Silas Spengler..........................................           11,000(6)                       (12)
Sheldon Weinig..........................................           21,099(6)                       (12)
Alfred L. Woods.........................................           14,500(11)                      (12)
William A. Martin.......................................           23,500(14)                      (12)
Robert L. Kelley........................................           17,200(15)                      (12)
Dale T. Harden..........................................              100                          (12)
Directors and Executive Officers as a group (11                 6,761,837(16)                  24.8
  persons)..............................................

---------------
 (1) Except as otherwise indicated, as of April 1, 1998 all of such shares are owned with sole voting and investment power.

 (2) Represents: (i) 142,159 shares beneficially owned by Jerome and Nancy F. Kalishman as tenants by the entirety, (ii) 2,869,274 shares beneficially owned by Xanadu Investments, L.P. (the general partners of which are The Jerome Kalishman Revocable Trust, as to which Jerome Kalishman acts as trustee, and The Nancy F. Kalishman Revocable Trust, as to which Nancy F. Kalishman acts as trustee), (iii) 82,415 shares (the "Fund Shares") beneficially owned by Jerome Kalishman, as trustee of The Jerome and Nancy Kalishman Family Fund, and (iv) 9,000 shares (the "Option Shares") issuable upon exercise of stock options granted by the Company to Mr. Kalishman and exercisable at April 1, 1998; Nancy F. Kalishman disclaims beneficial ownership of the Fund Shares and the Option Shares. Excludes: (i) 302,463 shares beneficially owned with sole voting and investment power by John Kalishman, (ii) 302,463 shares beneficially owned with sole voting and investment power by James Kalishman, (iii) 302,462 shares beneficially owned with sole voting and investment power by Susan Kalishman, (iv) 302,463 shares beneficially owned with sole voting and investment power by Thomas Kalishman and (v) 115,000 shares held by The Jerome and Nancy F. Kalishman Irrevocable Grandchildren's Trust, as to which John, James, Susan and Thomas Kalishman (all of whom are children of Jerome and Nancy F. Kalishman) act as co-trustees and have shared voting and investment power; Jerome and Nancy F. Kalishman disclaim beneficial ownership of such shares.

 (3) Includes 1,087,125 shares beneficially owned by T. Rowe Price New Horizons Fund, Inc. (the "Fund"), a registered investment company. In a Statement on
     Schedule 13G, as amended, filed with the Securities and Exchange Commission, T. Rowe Price Associates, Inc. ("Associates"), a registered investment advisor, and the Fund have reported that Associates has sole investment power over all such 2,438,825 shares, and that Associates and the Fund have sole voting power over, respectively, 355,700 shares and 1,087,125 shares.

 (4) In a Statement on Schedule 13D filed with the Securities and Exchange Commission by Interstate Properties and its partners, such parties have reported that Interstate Properties is a general partnership consisting of David Mandelbaum, Steven Roth and Russell B. Wight, Jr.

 (5) Includes 1,660,072 shares beneficially owned by Interstate Properties.

 (6) Includes 9,000 shares issuable upon exercise of stock options granted by the Company and exercisable at April 1, 1998.

 (7) Includes 22,161 shares held by a foundation as to which Mr. Wight has sole voting and investment power.

 (8) In a Statement on Schedule 13G filed with the Securities and Exchange Commission, Kalmar Investments Inc., a registered investment advisor, has reported sole investment power with respect to such shares.

 (9) Includes 3,000 shares beneficially owned by Mr. Affholder as trustee of the Robert W. and Pamela Rae Affholder Grandchildren's Trust.

(10) Includes 350,877 shares issuable pursuant to currently exercisable warrants granted by the Company to Hanseatic and held for discretionary customer accounts and for an affiliate in which Hanseatic is the indirect managing member. Mr. Biddelman is President of Hanseatic and, accordingly, would hold shared voting and investment power in the event of exercise of such warrants. See "Compensation Committee Interlocks and Insider Participation" above.

(11) Includes 14,000 shares issuable upon exercise of stock options granted by the Company and exercisable at April 1, 1998.

(12) Less than one percent.

(13) Includes 164,750 shares issuable upon exercise of stock options granted by the Company and exercisable at April 1, 1998.

(14) Includes 15,500 shares issuable upon exercise of stock options granted by the Company and exercisable at April 1, 1998.

(15) Includes 15,500 shares issuable upon exercise of stock options granted by the Company and exercisable at April 1, 1998.

(16) Includes 277,750 shares issuable upon exercise of stock options granted by the Company and exercisable at April 1, 1998 and currently exercisable warrants held by Hanseatic.

     Pursuant to the Settlement Agreement, each party thereto other than the Company (which includes Messrs. Affholder, Biddelman, Cortinovis, Hooper, Kalishman, Spengler, Weinig, Wight and Woods, Xanadu Investments, LP and Mrs. Kalishman) agreed to certain voting and standstill provisions. During the period (the "Term") commencing on the date of the Settlement Agreement and ending immediately prior to the 1999 Annual Meeting, each such party will cause all shares of capital stock of the Company which have the right to vote generally in the election of directors, including, without limitation, shares of Common Stock (collectively, "Voting Stock"), that are beneficially owned by such party (i) to be present, in person or by proxy, at all meetings of stockholders so that all such shares may be counted for the purpose of determining if a quorum is present at such meetings, (ii) to be voted in favor of the election of the Company's nominees to the Board of Directors at the 1998 Annual Meeting, and (iii) to be voted in favor of persons nominated and recommended by the Company in any other election of directors.

     In addition, during the Term, each such party: (a) shall not directly or indirectly (except through the Company pursuant to due authorization) solicit any proxies or consents with respect to Voting Stock or in any way participate in any solicitation of any proxy with respect to shares of Voting Stock or become a participant in any election contest with respect to the Company or request or induce or attempt to induce any other person to take any such actions or attempt to advise, counsel or otherwise influence in any way any person with respect to the voting of Voting Stock; provided however that such constraint shall not apply to actions taken in advance of the 1999 Annual Meeting with respect to actions to be taken at the 1999 Annual Meeting, including, without limitation, the election of directors; (b) shall not, subject to exception (i) form, join or otherwise participate in any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Stock (a "13D Group"), (ii) otherwise act in concert with any other person for the purpose of holding or voting Voting Stock, or (iii) file any amendment to any Schedule 13D that relates to a plan or proposal to seek to influence control of the Company or that contains any statement that is in any way inconsistent with the provisions of the Settlement Agreement; provided that such constraint shall not apply to any 13D Group formed for the purposes of conducting a solicitation or otherwise taking action with respect to actions to be taken at the 1999 Annual Meeting, including, without limitation, the election of directors; (c) shall not, subject to exception, deposit any Voting Stock in a voting trust or subject any Voting Stock to any arrangement or agreement with respect to the voting of such Voting Stock or other agreement having similar effect; (d) except as expressly contemplated by the Settlement Agreement, shall not make any proposal or bring any business before any meeting of stockholders and, other than actions proposed or taken at any meeting of the Board of Directors, shall not take or seek to take any action in the name or on behalf of the Company except pursuant to the performance of any responsibilities attendant to any office in the Company held by such party or pursuant to a resolution adopted by the Board of Directors; (e) shall not call, request the call, or seek to call, any special meeting of stockholders; and (f) shall not enter into any discussions, negotiations, arrangements or understandings with any other person with respect to any of the foregoing matters.

     Nothing in the Settlement Agreement shall, however, prevent any party to the Settlement Agreement from taking any of the actions referred to in clauses
(a), (b), (c) and (insofar as it relates to clauses (a), (b) and (c)), clause
(f) above, to the extent (but solely to the extent) that such actions are taken in response to any proposal relating to matters other than (i) the election of directors, (ii) the election, approval or ratification of accountants, (iii) a proposal made by a stockholder or (iv) a proposal relating to certain employee compensation plans, that is set forth in any preliminary or definitive proxy statement filed by the Company with the Securities and Exchange Commission. Pursuant to the Settlement Agreement, the parties also agreed that, in the event that any directors other than the Company's nominees are elected at the 1998 Annual Meeting as the result, directly or indirectly, of a breach of the Settlement Agreement or any failure to vote in favor of matters specified in the Settlement Agreement, by any party or parties hereto, the voting and standstill obligations of such breaching or non-voting party or parties, and its affiliates as described above shall not terminate at the time specified above but shall terminate on December 31, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of copies of reports received by it pursuant to
Section 16(a) of the Securities Exchange Act of 1934, and the written representations of its incumbent directors and officers, and holders of more than ten percent of any registered class of the Company's equity securities, the Company believes that during 1997 all filing requirements applicable to its directors, officers and ten percent holders under said section were satisfied, except that Douglas K. Chick, a former director, reported on a Form 4 filed less than two weeks subsequent to the due date thereof four open market sales of Common Stock.

             II.  AMENDMENT TO THE 1992 EMPLOYEE STOCK OPTION PLAN

     At the Meeting, the Company will propose an amendment of the Employee Plan in order to increase the number of shares of Common Stock issuable pursuant to the exercise of options granted under such plan from 1,000,000 to 1,850,000.

     In June 1992, the stockholders of the Company approved the Employee Plan, under which options to purchase an aggregate of 500,000 shares of Common Stock (as subsequently increased) were subject to grants to key employees who were not directors (including executive officers), as previously adopted by the Board of Directors. In June 1994, the stockholders of the Company approved an increase in the number of authorized shares of Common Stock available for issuance under the Employee Plan to 1,000,000 shares. In January 1998, the Board of Directors of the Company approved, subject to approval and adoption by the stockholders of the Company, an increase in the number of authorized shares of Common Stock available for issuance under the Employee Plan to 1,850,000 shares.

SUMMARY OF EMPLOYEE PLAN

     Under the Employee Plan, options to purchase shares of Common Stock may be granted to key employees, including executive officers, of the Company or any subsidiary thereof, and to consultants and other individuals providing services to the Company, through March 31, 2002. Options may not be granted under the Employee Plan to any member of the Board of Directors of the Company (whether or not a key employee or consultant of the Company or any subsidiary).

     The Employee Plan is administered by the Board of Directors of the Company. The Board of Directors determines the persons who are to receive options under the Employee Plan, the number of shares subject to each option and whether such options will be incentive stock options or non-qualified stock options. In selecting individuals for options and determining the terms thereof, the Board of Directors of the Company may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Employee Plan must be exercised within a period fixed by the Board of Directors of the Company, which may not exceed ten years from the date of the grant of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Board of Directors of the Company. Pursuant to amendments to the Employee Plan adopted in April 1994, the Board of Directors may authorize a committee of the Board constituted for such purpose to allocate options approved in the aggregate by the Board of Directors among employees who are not officers.

     Options under the Employee Plan may not be transferred other than by will or by the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee. The exercise price of an option under the Employee Plan may not be less than the par value per share of the Common Stock, provided that no incentive stock options may be granted at an option price which is less than the market value per share of the Common Stock on the date of grant. In the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under
Section 422 of the Code, options which are granted under the Employee Plan are intended to be "non-qualified stock options." The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or a combination of both.

     The Employee Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Board of Directors of the Company may, in its discretion, make adjustments with respect to the number and kind of shares which may be issued under the Employee Plan or which are covered by outstanding options, in the exercise price per share, or both. In addition, the Board of Directors may terminate the Employee Plan at any time. No termination or amendment of the Employee Plan may, without the consent of the optionee, adversely affect the rights of such optionee under any option held by such optionee.

TAX STATUS OF EMPLOYEE STOCK OPTIONS

     For federal income tax purposes, an optionee under the Employee Plan will not recognize any income upon the grant of a non-qualified or incentive stock option. Upon the exercise of a non-qualified stock option granted under the Employee Plan, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the option stock at the time of exercise over the exercise price of the option. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election under Section 83(b) of the Code. Subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the option stock at the time of exercise of the option. Such capital gain or loss may be short-term or long-term, depending upon the length of time such shares were held by the optionee.

     In contrast, an optionee will not be taxed upon exercise of an incentive stock option granted under the Employee Plan, and the Company will not be entitled to a deduction from income in respect thereof. If the optionee retains the shares transferred to him upon exercise of an incentive stock option granted under the Employee Plan for more than one year after the date of issuance of the stock and two years after the date of grant of the option, any gain or loss realized on a subsequent sale of the shares by the optionee will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares within one year after the date of transfer or two years after the date of grant of the option, the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the value of the shares on the date of exercise will be treated as capital gain. The spread between the fair market value of the shares on the date of exercise and the exercise price constitutes a tax preference item for purposes of the alternative minimum tax which, under certain circumstances, could cause tax liability as a result of the exercise.

     The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

NEW PLAN BENEFITS

     The grant of options pursuant to the additional authorization proposed under the Employee Plan to eligible employees and consultants, including the individuals in the Summary Compensation Table under "I. Election of Directors -- Executive Compensation," is currently subject to the discretion of the Board of Directors. As of the date of this Proxy Statement, there has been no action taken by the Board of Directors with respect to awards under the additional authorization proposed under the Employee Plan.

     During the year ended December 31, 1997, options to purchase an aggregate of 30,000 shares of Common Stock were granted under the Employee Plan to all executive officers as a group, and options to purchase an aggregate of 407,900 shares of Common Stock were granted under the Employee Plan to all other employees of the Company as a group (including officers who are not executive officers), in each case at an exercise price of $8.75 per share, equal to the closing price of the Common Stock on The Nasdaq National Market on the date of grant. Options granted under the Employee Plan during 1997 to the individuals named in the Summary Compensation Table are set forth under "I. Election of Directors -- Executive Compensation -- Option Grant Table." No options were granted under the Employee Plan during 1997 to directors or nominees (including executive officers who are directors or nominees). At April 20, 1998, the closing price per share of the Common Stock on The Nasdaq National Market was $12.25.

AMENDMENT OF THE EMPLOYEE PLAN

     As of April 1, 1998, an aggregate of 800,900 shares of Common Stock remained subject to options granted and outstanding under the Employee Plan. As of such date, 15,325 shares of Common Stock had been issued under the Employee Plan from its inception. On April 1, 1998, the Company had approximately 1,518 full-time employees.

     There will be presented to the stockholders at the Meeting, a proposal to amend the Employee Plan to increase from 1,000,000 to 1,850,000 the number of shares of Common Stock available for options under the Employee Plan as set forth below.

     Section 3 of the Employee Plan would be amended so that the first sentence thereof would provide as follows:

        There shall be available for options under the Plan a total of 1,850,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof.

     The amendment to the Employee Plan will not be made effective unless it is approved and adopted by the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting. The Board of Directors regards the number of shares remaining available under the Employee Plan for new options as insufficient for the future requirements of the Company. The Board of Directors believes that the benefits of stockholder approval and adoption of the amendment to the Employee Plan are desirable for the Company and will assist in effectuating the objectives of the Employee Plan. Accordingly, the Board urges stockholders to vote FOR approval and adoption of the amendment to the Employee Plan.

             III.  AMENDMENT TO THE 1992 DIRECTOR STOCK OPTION PLAN

     At the Meeting, the Company will propose an amendment of the Director Plan in order to increase the number of shares of Common Stock issuable pursuant to the exercise of options granted under such plan from 500,000 to 1,000,000.

     In June 1992, the stockholders of the Company approved the Director Plan, as previously adopted by the Board of Directors. In January 1998, the Board of Directors of the Company approved, subject to approval and adoption by the stockholders of the Company, an increase in the number of authorized shares of Common Stock available for issuance under the Director Plan to 1,000,000 shares.

SUMMARY OF DIRECTOR PLAN

     Under the Director Plan, options to purchase shares of Common Stock may be granted to directors of the Company, including officers, key employees and consultants providing services to the Company, through March 31, 2002.

     The Director Plan is administered by the Board of Directors of the Company. The Board of Directors of the Company determines the persons who are to receive options under the Director Plan, the number of shares to be subject to each option and whether such options will be incentive stock options or non-qualified stock options. In selecting individuals for options and determining the terms thereof, the Board of Directors of the Company may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Director Plan must be exercised within a period fixed by the Board of Directors of the Company, which may not exceed ten years from the date of the grant of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Board of Directors of the Company.

     Options under the Director Plan may not be transferred other than by will or by the laws of descent and distribution, and during the life of an optionee may be exercised only by the optionee. The exercise price of an option under the Director Plan may not be less than par value per share of the Common Stock provided that no incentive stock options may be granted at an option price which is less than the market value per share of the Common Stock on the date of grant. In the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under Section 422 of the Code, options which are granted under the Director Plan are intended to be "non-qualified stock options." The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or a combination of both.

     The Director Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Board of Directors of the Company may, in its discretion make adjustments with respect to the number and kind of shares which may be issued under the Director Plan or which are covered by outstanding options, in the exercise price per share, or both. The Board of Directors may terminate the Director Plan at any time. No termination or amendment of the Director Plan may, without the consent of the optionee, adversely affect the rights of such optionee under any option held by such optionee.

TAX STATUS OF DIRECTOR STOCK OPTIONS

     For federal income tax purposes, an optionee under the Director Plan will not recognize any income upon the grant of a non-qualified or incentive stock option. Upon the exercise of a non-qualified stock option granted under the Director Plan, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the option stock at the time of exercise over the exercise price of the option. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election under
Section 83(b) of the Code. Subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the option stock at the time of exercise of the option. Such capital gain or loss may be short-term or long-term, depending upon the length of time such shares were held by the optionee.

     In contrast, an optionee will not be taxed upon exercise of an incentive stock option granted under the Director Plan, and the Company will not be entitled to a deduction from income in respect thereof. If the optionee retains the shares transferred to him upon exercise of an incentive stock option granted under the Director Plan for more than one year after the date of issuance of the stock and two years after the date of grant of the option, any gain or loss realized on a subsequent sale of the shares by the optionee will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares within one year after the date of transfer or two years after the date of grant of the option, the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the value of the shares on the date of exercise will be treated as capital gain. The spread between the fair market value of the shares on the date of exercise and the exercise price constitutes a tax preference item for purposes of the alternative minimum tax which, under certain circumstances, could cause tax liability as a result of the exercise.

     The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

NEW PLAN BENEFITS

     The grant of options pursuant to the additional authorization proposed under the Director Plan to directors (including employees who are directors) is currently subject to the discretion of the Board of Directors. As of the date of this Proxy Statement, there has been no action taken by the Board of Directors with respect to awards under the additional authorization proposed under the Director Plan.

     During the year ended December 31, 1997, options to purchase an aggregate of 131,000 shares of Common Stock were granted under the Director Plan to directors of the Company, all of whom are nominees for election at the Meeting (as set forth under "I. Election of Directors -- Director Compensation"), including two individuals named in the Summary Compensation Table (as set forth under "I. Election of Directors -- Executive Compensation -- Option Grant Table"). Of such grants, options to purchase an aggregate of 67,000 shares of Common Stock were granted to all executive officers as a group, options to purchase an aggregate of 64,000 shares of Common Stock were granted to directors who were not executive officers, and no such options were granted to other employees of the Company. All such options were granted at an exercise price of $8.75 per share, equal to the closing price of the Common Stock on The Nasdaq National Market on the date of grant. At April 20, 1998, the closing price per share of the Common Stock on The Nasdaq National Market was $12.25.

AMENDMENT OF THE DIRECTOR PLAN

     As of April 1, 1998, an aggregate of 476,000 shares of Common Stock were subject to options granted and outstanding under the Director Plan. As of April 1, 1998, 23,310 shares had been issued under the Director Plan from its inception. On such date, the Company had nine directors.

     There will be presented to the stockholders at the Meeting, a proposal to amend the Director Plan to increase from 500,000 to 1,000,000 the number of shares of Common Stock available for options under the Director Plan as set forth below.

     Section 3 of the Director Plan would be amended so that the first sentence thereof would provide as follows:

        There shall be available for options under the Plan a total of 1,000,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof.

     The amendment to the Director Plan will not be made effective unless it is approved and adopted by the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting. The Board of Directors regards the number of shares remaining available under the Director Plan for new options as insufficient for the future requirements of the Company. The Board of Directors believes that the benefits of stockholder approval and adoption of the amendment to the Director Plan are desirable for the Company and will assist in effectuating the objectives of the Director Plan. Accordingly, the Board urges stockholders to vote FOR approval and adoption of the amendment to the Director Plan.

                  IV.  RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent certified public accountants, as the auditors of the Company for the fiscal year ending December 31, 1998. Such firm has audited the consolidated financial statements of the Company for the fiscal year ended December 31, 1997. The Board of Directors considers Arthur Andersen LLP to be eminently qualified.

     One or more representatives of Arthur Andersen LLP will attend the Meeting, will have an opportunity to make a statement and will respond to appropriate questions from stockholders.

     On July 17, 1996, the Company engaged Arthur Andersen LLP as its independent accountants after dismissing its former independent auditors, BDO Seidman, LLP. The report of the Company's former independent auditors on the Company's financial statements for the fiscal year prior thereto did not contain any adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the Company's prior independent auditors during the prior fiscal year or any subsequent interim period prior to July 17, 1996 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior independent auditors, would have caused them to make reference in connection with their report to the subject matter of their disagreement. The Company's decision to change independent auditors was recommended by the audit committee of its Board of Directors and approved by its Board of Directors.

                               V.  OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                               VI.  MISCELLANEOUS

     If the accompanying form of proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted FOR approval and adoption of the amendment to the Employee Plan, FOR approval and adoption of the amendment to the Director Plan and, in the election of directors, in favor of the nine nominees proposed by the Board of Directors. Any proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company prior to the actual vote at the Meeting. The casting of a later dated ballot or proxy at the Meeting by a stockholder who may theretofore have given a proxy will have the effect of revoking the initial proxy.

     All costs relating to the solicitation of proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company and its subsidiaries personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for the reasonable expenses in sending soliciting material to their principals.

     It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1999 Annual Meeting must be received by the Company by January 4, 1999 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting.

                                          HOWARD KAILES,
                                          Secretary

Chesterfield, Missouri
May 4, 1998

                                                                      Appendix 1

                          INSITUFORM TECHNOLOGIES, INC.

                         1992 EMPLOYEE STOCK OPTION PLAN

                  1. Purposes of Plan. The purposes of this Plan, which shall be known as the Insituform Technologies, Inc. 1992 Employee Stock Option Plan, and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees of Insituform Technologies, Inc. (the "Company") and any parent and subsidiary corporations (within the respective meanings of Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and referred to herein as "Parent" and "Subsidiary," respectively), and to consultants and other individuals providing services to such companies, by encouraging their ownership of the class A common stock, $.01 par value (the "Common Stock"), of the Company, and (ii) to aid the Company in retaining such key employees and other persons, upon whose efforts the Company's success and future growth depends, and attracting other such employees and other persons.

                  2. Administration. The Plan shall be administered by the Board of Directors of the Company or, as determined by the Board of Directors in its sole discretion, by a committee from time to time appointed by the Board of Directors and consisting of not less than two of its members (the Board of Directors, or such committee, for purposes of this Plan hereinafter referred to as the "Committee"), as hereinafter provided. Subject to the terms of the Plan, the Committee shall have plenary authority to determine the key employees, consultants and other individuals to whom options are to be granted under the Plan, the number of shares to be subject to each such option, the terms and conditions upon which the options are granted and are exercisable and whether such options will be incentive stock options or non-qualified stock options. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations and take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

                  The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the Committee shall constitute service as a director of the Company for all purposes.

                  The Committee may, in its sole discretion, authorize the Non-Insider Stock Option Committee (the "Non-Insider Committee") of the Board of Directors to determine the key employees, consultants and other individuals to whom options otherwise authorized by the Committee are to be granted, in each case subject to the terms of the Plan and such authorization by the Committee and insofar as such optionees do not constitute "officers", for purposes of
Section 16 of the Securities and Exchange Act of 1934; and, in the event the Non-Insider Committee does not determine such individuals, shares of Common Stock otherwise covered by options authorized by the Committee and submitted to the Non-Insider Stock Option Committee shall be available for further options hereunder.

                  The Non-Insider Committee shall be appointed from time to time by the Board of Directors and shall consist of one or more of its members, who need not be members of the Committee. The Non-Insider Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations made by the Non-Insider Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be effective as if it had been made by a majority vote at a meeting duly called and held. The Non-Insider Committee may appoint a Secretary (who need not be a member of the Committee). No member of the Non-Insider Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the Non-Insider Committee shall constitute service as a director of the Company for all purposes.

                  3. Stock Available for Options. There shall be available for options under the Plan the total of 1,850,000 shares of Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Common Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Common Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.

                  4. Eligibility. Options under the Plan may be granted to key employees of the Company or any Parent or Subsidiary thereof, including officers of the Company or any Parent or Subsidiary thereof, and to consultants and other individuals providing services to the Company or any Parent or Subsidiary. Options may not be granted under the Plan to any member of the

Board of Directors of the Company (whether or not a key employee of, or a consultant or other individual providing services to, the Company or any Parent or Subsidiary). Options may be granted to eligible individuals whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting individuals for options, the Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and/or any Parent or Subsidiary thereof. Service as a consultant of or to the Company or any Parent or Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the Plan); provided, however, that incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent.

                  5. Terms and Conditions of Options. The Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder which terms and conditions need not be the same in each case, subject to the following:

                           (a) Option Price. The price at which each share of
Common Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) and shall not be less than the lesser of (i) the tangible book value per share of Common Stock, determined in accordance with generally accepted accounting principles, as of the end of the fiscal quarter of the Company immediately preceding the fiscal quarter in which the option is granted, or (ii) the market value per share of Common Stock on the date of grant of an option as determined pursuant to Section 5(c). The date of the grant of an option shall be the date specified by the Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) in its grant of the option.

                           (b) Option Period. The period for exercise of an
option shall in no event be more than ten years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                           (c) Exercise of Options. In order to exercise an
option, the holder thereof (the "Optionee") shall deliver to the

Company written notice specifying the number of shares of Common Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize and approve; and provided further that such purchase price may be paid in shares of Common Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Common Stock. For purposes of the Plan, the market value per share of Common Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Common Stock is not so reported, the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market on such date, as reported on the NASDAQ system, or if there are no such prices reported on the NASDAQ system on such date, as furnished to the Committee by a New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. An Optionee shall have none of the rights of a stockholder until the shares of Common Stock are issued to him. An option may not be exercised for less than ten shares of Common Stock, or the number of shares of Common Stock remaining subject to such option, whichever is smaller.

                           (d) Effect of Termination of Employment. An option
may not be exercised after the Optionee has ceased to be in the employ of the Company or any Parent or Subsidiary, except in the following circumstances:

                           (i) if the Optionee's employment is terminated by
                  action of his employer, or by reason of disability or retirement under any retirement plan maintained by the Company or any Parent or Subsidiary thereof, the option may be exercised by the Optionee within 30 days after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates;

                           (ii) in the event of the death of the Optionee during
                  the 30-day period after termination of employment covered by
                  (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

                           (iii) in the event of the death of the Optionee while
                  employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option.

The provisions of the foregoing clause (iii) shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the foregoing clause
(iii), be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing clause
(iii).

                  In no event shall any option be exercisable more than ten years from the date of grant thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Parent or Subsidiary thereof or interfere in any way with the right of the Company to terminate his employment at any time.

                           (e) Nontransferability of Options. During the
lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or by the laws of descent and distribution.

                           (f) Adjustments for Change in Stock Subject to Plan
and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share.

                           (g) Registration, Listing and Qualification of Shares
of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Common Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                           (h) Other Terms and Conditions. The Committee may
impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

                  6. Provisions Applicable to Incentive Stock Options. The Committee (with reference to any action of the Non-Insider Committee, if and to the extent authorized pursuant to Section 2) may, in its discretion, grant "incentive stock options" (within the meaning of Section 422 of the Code) under the Plan to eligible employees, provided, however, that: (a) no such incentive stock option shall be granted at an option price which is less than the market value per share of Common Stock on the date of the grant; (b) no such incentive stock option shall be issued to any one Optionee if the aggregate fair market value, determined at the time of the grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by such Optionee during any calendar year, together with all options under any other incentive stock option plan of the Company exercisable during such year, exceeds $100,000; (c) no such incentive stock option shall be granted to any Optionee who at the time such option is granted owns more than 10 percent of the total combined voting stock of the Company unless (i) the option price is not less than 110 percent of the fair market value per share of stock on the date of the grant, and (ii) the option is not exercisable after five years from the date such option is granted; and (d) Section 5(d)(ii) hereof shall not apply to any incentive stock option.

                  7. Withholding Tax. Upon the disposition by any person of shares of Common Stock acquired pursuant to the exercise of an option granted pursuant to the Plan, the Company shall have the right to require such person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

                  8. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted thereunder after March 31, 2002; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f) hereof, the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon: (i) increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (ii) change the formula as to minimum option prices, (iii) extend the period during which options may be granted or exercised, or (iv) amend the requirements as to the class of persons eligible to receive options. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

                  9. Effectiveness of Plan. The Plan will not be made effective unless approved by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders within twelve (12) months from the date the Plan is adopted by the Board of Directors, duly called and held for such purpose, and no option granted hereunder shall be exercisable prior to such approval.

                  10. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                                                                      Appendix 2

                          INSITUFORM TECHNOLOGIES, INC.

                         1992 DIRECTOR STOCK OPTION PLAN

                  1. Purposes of Plan. The purposes of this Plan, which shall be known as the Insituform Technologies, Inc. 1992 Director Stock Option Plan, and is hereinafter referred to as the "Plan", are (i) to provide incentives for members of the Board of Directors of Insituform Technologies, Inc. (the "Company") by encouraging their ownership of the class A common stock, $.01 par value (the "Common Stock"), of the Company, and (ii) to aid the Company in retaining such directors, upon whose efforts the Company's success and future growth depends, and attracting other such directors.

                  2. Administration. The Plan shall be administered by the Board of Directors of the Company or, as determined by the Board of Directors in its sole discretion, by a committee from time to time appointed by the Board of Directors and consisting of not less than two of its members (the Board of Directors, or such committee, for purposes of this Plan hereinafter referred to as the "Committee"), as hereinafter provided. Subject to the terms of the Plan, the Committee shall have plenary authority to determine the directors to whom options are to be granted, the number of shares to be subject to each such option, the terms and conditions upon which the options are granted and are exercisable, and whether such options will be incentive stock options or non-qualified stock options. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, make such determinations and interpretations, and take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

                  The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and at such places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company. Service on the Committee shall constitute service as a director of the Company for all purposes.

                  3. Stock Available for Options. There shall be available for options under the Plan a total of 1,000,000 shares of

Common Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Common Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Common Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.

                  4. Eligibility. Options under the Plan may be granted to directors of the Company (including officers, key employees and consultants of the Company). Options may be granted to such directors whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting directors for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the director's present and potential contributions to the success of the Company.

                  5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder which terms and conditions need not be the same in each case, subject to the following:

                           (a) Option Price. The price at which each share of
Common Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee and shall not be less than the lesser of (i) the tangible book value per share of Common Stock, determined in accordance with generally accepted accounting principles, as of the end of the fiscal quarter of the Company immediately preceding the fiscal quarter in which the option is granted, or (ii) the market value per share of Common Stock on the date of grant of an option as determined pursuant to Section 5(c). The date of the grant of an option shall be the date specified by the Committee in its grant of the option.

                           (b) Option Period. The period for exercise of an
option shall in no event be more than ten years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                           (c) Exercise of Options. In order to exercise an
option, the holder thereof (the "Optionee") shall deliver to the Company written notice specifying the number of shares of Common Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Common Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Common Stock. For purposes of the Plan, the market value per share of Common Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Common Stock is not so reported, the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market on such date, as reported on the NASDAQ system, or if there are no such prices reported on the NASDAQ system on such date, as furnished to the Committee by a New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. An Optionee shall have none of the rights of a stockholder until the shares of Common Stock are issued to him. An option may not be exercised for less than 1,000 shares of Common Stock, or the number of shares of Common Stock remaining subject to such option, whichever is smaller.

                           (d)      Effect of Termination of Service.  An option
may not be exercised after the Optionee has ceased to be in the service of the Company or any parent or subsidiary corporations (within the respective meanings of Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended [the "Code"], and referred to herein as "Parent" or "Subsidiary", respectively), whether as a director of the Company or an employee or consultant of the Company or any Parent or Subsidiary thereof, except in the following circumstances:

                           (i) if (x) the Optionee's service as a director is
                  terminated for any reason, and (y) the Optionee is not an employee or consultant of the Company or any Parent or Subsidiary thereof, or his employ is terminated by action of the Company or by reason of disability or retirement under any retirement plan maintained by the Company or any Parent or Subsidiary thereof, the option may be exercised by the Optionee within 30 days after the last such termination, but only as to any shares exercisable on the date the Optionee's service and/or employment so terminates;

                           (ii) in the event of the death of the Optionee during
                  the 30-day period after termination of service and/or employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

                           (iii) in the event of the death of the Optionee while
                  serving as a director or employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option.


The provisions of the foregoing clause (iii) shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the foregoing clause
(iii), be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing clause
(iii).

                  For purposes of this Section 5(d), service as a consultant of or to the Company or any Parent or Subsidiary shall be considered employment, and the period of such service shall be considered the period of employment; provided, however, that incentive stock options may be granted under the Plan only to a director who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent.

                  In no event shall any option be exercisable more than ten years from the date of grant thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the service of the Company or any Parent or Subsidiary thereof or interfere in any way with the right of the Company to terminate his service.

                           (e) Nontransferability of Options. During the
lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or by the laws of descent and distribution.

                           (f) Adjustments for Change in Stock Subject to Plan
and Other Events. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share.

                           (g) Registration, Listing and Qualification Shares of
Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Common Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                           (h) Other Terms and Conditions. The Committee may
impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

                  6. Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant "incentive stock options" (within the meaning of Section 422 of the Code), under the Plan to directors provided, however, that: (a) no such incentive stock option shall be issued to a director of the Company who is not also an employee or officer of the Company; (b) no such incentive stock option shall be granted at an option price which is less than the market value per share of Common Stock on the date of the grant; (c) no such incentive stock option shall be issued to any one Optionee if the aggregate fair market value, determined at the time of the grant of such incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by such Optionee during any calendar year, together with all options under any other incentive stock option plan of the Company exercisable during such year, exceeds $100,000; (d) no such incentive stock option shall be granted to any Optionee who at the time such option is granted owns more than 10 percent of the total combined voting stock of the Company unless (i) the option price is not less than 110 percent of the fair market value per share of stock on the date of the grant, and

(ii) the option is not exercisable after five years from the date such option is granted; and (e) Section 5(d)(ii) hereof shall not apply to any incentive stock option.

                  7. Withholding Tax. Upon the disposition by any person of shares of Common Stock acquired pursuant to the exercise of an option granted pursuant to the Plan, the Company shall have the right to require such person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

                  8. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted thereunder after March 31, 2002; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f) hereof, the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon: (i) increase the maximum number of shares of Stock for which options may be granted under the Plan, (ii) change the formula as to minimum option prices, (iii) extend the period during which options may be granted or exercised, or (iv) amend the requirements as to the class of persons eligible to receive options. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

                  9. Effectiveness of Plan. The Plan will not be made effective unless approved by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders within twelve (12) months from the date the Plan is adopted by the Board of Directors, duly called and held for such purpose, and no option granted hereunder shall be exercisable prior to such approval.

                  10. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                         INSITUFORM TECHNOLOGIES, INC.
                              CLASS A COMMON STOCK

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Stockholders of Insituform Technologies, Inc. (the "Company") to be held at the Frontenac Hilton-St. Louis, 1335 South Lindbergh Boulevard, St. Louis, Missouri on Wednesday, June 10, 1998 at 10:00 A.M., local time, and the Proxy Statement in connection therewith and (2) appoints Anthony W. Hooper, William A. Martin and Robert L. Kelley and each of them his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the shares of Class A Common Stock, $.01 par value, of the Company (the "Common Stock") standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as specified on the reverse side.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, all of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies so present and voting, their substitutes or any of them, may lawfully do by virtue hereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                                 -------------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                 -------------

[X] Please mark your votes as in this example

                        FOR        WITHHOLD
                   all nominees    AUTHORITY
                     listed at      to vote
                   right (except    for all
                   as marked to    nominees
                   the contrary     listed
                      below).      at right.
(a) Election of        [ ]            [ ]        Nominees: Robert W. Affholder
    Directors.                                             Paul A. Biddelman
                                                           Stephen P. Cortinovis
(Instructions: To withhold authority to vote               Anthony W. Hooper
for any individual nominee as a director, write            Jerome Kalishman
that nominee's name in the space provided below.)          Silas Spengler
                                                           Sheldon Weinig
-------------------------------------------------          Russell B. Wight, Jr.
                                                           Alfred L. Woods

                                                        FOR   AGAINST   ABSTAIN
(b) Proposal to approve and adopt an amendment to       [ ]     [ ]       [ ]
    the Company's 1992 Employee Stock Option Plan to increase the number of shares of Common
    Stock issuable pursuant to the exercise of options from 1,000,000 to 1,850,000.

                                                        FOR   AGAINST   ABSTAIN
(c) Proposal to approve and adopt an amendment to       [ ]     [ ]       [ ]
    the Company's 1992 Director Stock Option Plan to increase the number of shares of Common
    Stock issuable pursuant to the exercise of options from 500,000 to 1,000,000.

(d) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO HEREON.

PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

SIGNATURE:                                                DATED:
          -----------------------------------------------       ---------------
                     (and TITLE, if applicable)

SIGNATURE:                                                DATED:
          -----------------------------------------------       ---------------
(if held jointly)    (and TITLE, if applicable)

Please date this proxy and sign your name exactly as it appears herein. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.